SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 October 7, 2004

                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


        DELAWARE                       1-4717                44-0663509
(State or other jurisdiction  (Commission file number)      (IRS Employer
      of incorporation)                                 Identification Number)


                427 West 12th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                (816) 983 - 1303


                                 Not Applicable
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Kansas City Southern is filing, pursuant to Rule 14a-12, the information set forth below. Although we do not believe this is soliciting material under Rule 14a-12, we are disclosing this information in an abundance of caution.

Item 7.01 Regulation FD Disclosure

KCS is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is pro forma financial information of the Company that is included in the Post-Effective Amendment No. 8 to the Company's registration statement on Form S-3 filed October 7, 2004 ("Post-Effective Amendment No. 8") and includes Pro Forma Condensed Consolidated Balance Sheets as of June 30, 2004 and Pro Forma Condensed Consolidated Income Statements for the Six Months Ended June 30, 2004 and the Year Ended December 31, 2003.

The Company is also furnishing under Item 7.01 of this Current Report on Form 8-K information included in the Post-Effective Amendment No. 8 relating to the Company's Computation of Ratio of Earnings to Fixed Charges. For the six months ended June 30, 2004, the ratio of earnings to combined fixed charges and preferred dividends was 1.41. For the year ended December 31, 2003, the ratio of earnings to combined fixed charges and preferred dividends was less than 1:1. The ratio of earnings to combined fixed charges and preferred dividends would have been 1:1 if a deficiency of $18.2 million was eliminated.

The information included in this Current Report on Form 8-K, including Exhibit
99.1 is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



Item 9.01.       Financial Statements and Exhibits

(c) Exhibits

                 Exhibit No.        Document
                 (99)               Additional Exhibits

                 99.1 Pro Forma Financial Information,including Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2004 and Pro Forma Condensed Consolidated Income Statements for the Six Months Ended June 30, 2004 and the Year Ended December 31, 2003.












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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Kansas City Southern

Date: October 7, 2004            By:            /s/James S. Brook
                                    -------------------------------------------
                                                 James S. Brook
                                         Vice President and Comptroller
                                         (Principal Accounting Officer)